UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 30, 2013

CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 W. 115th Street, Suite 210, Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

(913) 387-2790
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On October 30, 2013, CorEnergy Infrastructure Trust, Inc. issued a press release announcing that, on November 12, 2013, it is expected to release its financial results for the third quarter ended September 30, 2013, and will host an earnings conference call on Wednesday, November 13, 2013 at 1:00 pm CST.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)                  EXHIBITS.

99.1                      Press Release dated October 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: November 1, 2013	By:	/s/ David J. Schulte
David J. Schulte
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 30, 2013